                                                                   Exhibit 10.17
                                  CONFIDENTIAL
                              SEVERANCE AGREEMENT

     THIS AGREEMENT is entered into as of December 8, 1998, by and between Moriyuki Chimura (the "Executive") and Avant! Corporation, a Delaware corporation (the "Company").

1. CONSEQUENCES OF CERTAIN TERMINATIONS.

Unless otherwise defined in this section, each capitalized term used in this Agreement shall have the meaning assigned to it in the Company's 1995 Stock Option/Stock Issuance Plan in effect on the date of this Agreement (the "Plan"). Without limiting any other rights which the Executive or the Company may have in such event, upon any involuntary termination of the Executive's employment (including but not limited to a Constructive Termination as defined below) that occurs within six months after a Change in Control (as defined below) (a Change in Control Termination), and subject to section 2 below, the Company shall pay to the Executive a cash termination payment equal to three (3) years of the Executive's annual base salary in effect (a) on the date of termination or (b) immediately prior to the Change in Control (whichever is greater), in addition to any other payments, benefits or other rights to which the Executive may then be entitled.

For all purposes under this Agreement, "Change in Control" shall mean the occurrence of any of the following events after the date of this Agreement:

     (a) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power of the continuing or surviving entity's securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization;

     (b) The sale, transfer, exchange or other disposition of all or substantially all of the Company's assets;

     (c) A change in the composition of the Company's Board of Directors (the "Board") as a result of which fewer than a majority of the directors are directors who either (A) had been directors of the Company on the date 24 months prior to the date of the event that may constitute a Change in Control (the "original directors") or (B) were elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the aggregate of the original directors who were still in office at the time of the election or nomination and the directors whose election or nomination was previously so approved; or

     (d) Any transaction as a result of which any person is the "beneficial owner" (as defined in rule 13d-3 under the Securities Exchange Act of 1934, as amended) (the "Exchange Act")), directly or indirectly, of securities of the Company representing at least 50% of the total voting power represented by the Company's then outstanding voting securities. For purpose of this subsection (d), the term "person" shall have the same meaning as when used in sections 13(d) and 14(d) of the Exchange Act but shall exclude (A) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or of a parent or subsidiary of the Company and (B) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the common stock of the Company.

A transaction shall in no event constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

For all purposes under this Agreement, "Constructive Termination" shall be deemed to have occurred, on written notice by Executive to the Company, upon:
(1) any refusal by Executive to relocate the Executive's principal place of employment to a location requested by the Company that is more than 25 miles from Executive's current principal place of employment; (ii) any adverse change in Executive's compensation; (iii) any material adverse change in Executive's position, job responsibilities or reporting lines; or (iv) any activity by the Company that constitutes constructive termination of employment under applicable law. Without limiting the events which may constitute a material adverse change in the Executive's position, job responsibilities or reporting lines under this definition, such a material adverse change shall conclusively be deemed to have occurred upon any material diminution or other material adverse change in the size or business functions or responsibilities of any Company department or group of Company employees reporting to Executive at the time of a Change in Control, or in the extent or nature of Executive's authority with respect to such functions or responsibilities or the employees who perform them.

2.   MISCELLANEOUS PROVISIONS

     (a) NO RIGHT TO EMPLOYMENT. Notwithstanding this Agreement, either party may terminate the Executive's employment at any time and for any reason, or for no reason, upon written notice to the other party; provided, however, that any Change in Control Termination shall be subject to all of the consequences described in section 1 above.

     (b) NOTICE. Notices and all other communications contemplated by this Agreement shall be in writing and shall be deemed to have been duly given when personally delivered or when mailed by U.S. registered mail, return receipt requested and postage prepaid. In the case of the Executive, mailed notices shall be addressed to the Executive at the home address shown below on this Agreement or at the home address which the Executive most recently communicated to the Company in writing. In the case of the Company, mailed notices shall be addressed to its corporate headquarters, and all notices shall be addressed to the attention of its Secretary.

(c) WAIVER. No provision of this Agreement shall be modified, waived or discharged unless the modification, waiver or discharge is agreed to in writing and signed by the Executive and by an authorized officer of the Company (other than the Executive). No waiver by either party of any breach of, or of compliance with, any condition or provision of this Agreement by the other party shall be considered a waiver of any other condition or provision or of the same condition or provision at another time.

(d) WHOLE AGREEMENT; MODIFICATIONS. No agreements, representations or understanding (whether oral or written and whether express or implied) which are not expressly set forth in this Agreement have been made or entered into by either party with respect to the subject matter hereof. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof. A modification of this Agreement shall be valid only if it is made in writing and executed by both parties hereto.

(e) WITHHOLDING TAXES. All payments made under this Agreement shall be subject to reduction to reflect taxes or other charges required to be withheld by law.

(f) CHOICE OF LAW. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of California (except their provisions governing the choice of law).

(g) SEVERABILITY. The invalidity or unenforceability of any provision or provisions of this Agreement shall not affect the validity or enforceability of any other provision hereof, which shall remain in full force and effect.

(h) COMPANY'S SUCCESSORS. This Agreement shall be binding upon any successor (whether direct or indirect and whether by purchase, lease, merger, consolidation, liquidation or otherwise) to all or substantially all of the Company's business and/or assets. For all purposes under this Agreement, the term "Company" shall include any successor to the Company's business and/or assets which becomes bound by this Agreement.

(i) EXECUTIVE'S SUCCESSORS. This Agreement and all right of the Executive hereunder shall inure to the benefit of, and be enforceable by, the Executive's personal or legal representatives, executors, heirs, distributees, devisees and legatees.

(j) NO ASSIGNMENT. The rights of any person to payments or benefits under this Agreement shall not be made subject to option or assignment, either by voluntary or involuntary assignment or by operation of law, including (without limitation) bankruptcy, garnishment, attachment, or other creditor's process, and any action in violation of this paragraph shall be void.

(k) COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(l) CONFIDENTIALITY. The Executive agrees that the Executive will not disclose the existence or the terms of this Agreement to anyone other than the Executive's spouse, tax advisor, or legal advisor. In the event the Executive breaches this confidentiality obligation, this Agreement may be immediately terminated by the Company.

IN WITNESS WHEREOF, each of the parties has executed this Agreement, in the case of the Company, by the duly authorized officer, as of the day and year first above written.


                                        /s/ MARK CHIMURA
                                        ---------------------------------------
                                        Signature of Executive

                                        Mark Chimura
                                        ---------------------------------------
                                        Printed name of Executive

                                        47945 Avalon Heights Terrace
                                        Fremont, CA 94539
                                        ---------------------------------------
                                        Executive's Mailing Address


                                        AVANT! CORPORATION

                                        /s/ GERALD C. HSU
                                        ---------------------------------------
                                        Gerald C. Hsu
                                        Chairman, President, and Chief
                                        Executive Officer

                        AMENDMENT TO SEVERANCE AGREEMENT

     THIS AMENDMENT is entered into as of December 15, 1999, by and between Moriyuki Chimura (the "Executive") and AVANT! CORPORATION, a Delaware corporation (the "Company"), for the purpose of amending the Severance Agreement dated December 8, 1998 that is presently in effect between the parties (the "Agreement"). The Agreement is hereby amended by revising the first paragraph
(only) of Section 1 to read as set forth below, by inserting the language read as set forth below as "Section 2" of the Agreement, and by renumbering existing
Section 2 of the Agreement to be "Section 3" of the Agreement. Except as so amended, the Agreement remains effective as in effect immediately before this amendment.

     The first paragraph (only) of "Section 1", as amended by this amendment, reads in full as follows:

Unless otherwise defined in this section, each capitalized term used in this Agreement shall have the meaning assigned to it in the Company's 1995 Stock Option/Stock Issuance Plan in effect on the date of this Agreement (the "Plan"). Without limiting any other rights which the Executive or the Company may have in such event, upon any involuntary termination of the Executive's employment (including but not limited to a Constructive Termination, as defined below) that occurs within six months after a Change in Control (as defined below) (a "Change in Control Termination"), and subject to section 2 below: (1) the Company shall pay to the Executive a cash termination payment equal to 3 year(s) of the Executive's annual base salary in effect (i) on the date of termination or (ii) immediately prior to the Change in Control (whichever is greater), in addition to any other payments, benefits or other rights to which the Executive may then be entitled; (2) the shares of Common Stock then subject to any option granted by the Company to the Executive and then outstanding (including but not limited to any such option that may hereafter be granted to the Executive, under the Plan or otherwise) but not otherwise vested shall automatically vest and be exercisable in full; and (3) all outstanding repurchase rights applicable to any Common Stock previously issued to the Executive by the Company (including any Common Stock hereafter issued which is then held by the Executive) shall also terminate automatically. If any provision of the preceding sentence regarding acceleration of options or early termination of repurchase rights shall conflict with any provision of any existing or future option agreement, stock purchase agreement or other agreement between the Executive and the Company, the provisions of the preceding sentence shall govern if they are more favorable to the Executive under the circumstances than the conflicting provisions in such other agreement, unless such other agreement expressly refers to the preceding sentence and states that it is intended to govern in the event of such a conflict with such sentence.

     New "Section 2" added by this amendment reads in full as follows:

2.   LIMITATION ON PAYMENTS UNDER SECTION 1.

     (a) APPLICATION OF LIMITATION. This section 2 shall apply only if the Executive, on an after-tax basis, would receive more value under a Change in Control Termination that is subject to section 1 after the application of this section 2 than the Executive would receive before the application of this section 2. For this purpose, "after-tax basis" shall mean a calculation taking into account all federal and state income and excise taxes imposed on the Executive, including (without limitation) the excise tax described in section 4999 of the Internal Revenue Code of 1986, as amended (the "Code"). If this section 2 is applicable, it shall supersede any conflicting provision of this Agreement.

(b) BASIC RULE. The Company shall not make any payment or property transfer to, or for the benefit of, the Executive (under this Agreement or otherwise) that would subject the Executive to the excise tax described in section 4999 of the Code. All calculations required by this section 2 shall be performed by the independent auditors retained by the Company most recently prior to the Involuntary Termination (the "Auditors"), based on information supplied by the Company and the Executive, and shall be binding on the Company and the Executive. All fees and expenses of the Auditors shall be paid by the Company.

(c) REDUCTIONS. If the amount of the aggregate payments or property transfers to the Executive must be reduced under this section 2, then the Executive shall direct in which order the payments or transfers are to be reduced, but no change in the timing of any payment or transfer shall be made without the Company's consent. As a result of uncertainty in the application of section 4999 of the Code at the time of an initial determination by the Auditors hereunder, it is possible that a payment will have been made by the Company that should not have been made (an "Overpayment") or that an additional payment that will not have been made by the Company could have been made (an "Underpayment"). In the event that the Auditors, based upon the assertion of a deficiency by the Internal Revenue Service against the Executive that the Auditors believe has a high probability of success, determine that an Overpayment has been made, such Overpayment shall be treated for all purposes as a loan to the Executive that he shall repay to the Company, together with interest at the applicable federal rate specified in section 7872(f)(2) of the Code; provided, however, that no amount shall be payable by the Executive to the Company if and to the extent that such payment would not reduce the amount that is subject to an excise tax under section 4999 of the Code. In the event that the Auditors determine that an Underpayment has occurred, such Underpayment shall promptly be paid or transferred by the Company to, or for the benefit of, the Executive, together with interest at the applicable federal rate specified in section 7872(f)(2) of the Code.


                            ***********************

     IN WITNESS WHEREOF, each of the parties has executed this Amendment, in the case of the Company, by its duly authorized officer, as of the day and year first above written.



                                        /s/ MORIYUKI CHIMURA
                                        ----------------------------------------
                                        Signature of Executive

                                        Moriyuki Chimura
                                        ----------------------------------------
                                        Printed Name of Executive

                                        47945 Avalon Heights Terrace
                                        Fremont, CA 94539
                                        ----------------------------------------
                                        Executive's Mailing Address

                                        ----------------------------------------

                                        ----------------------------------------



                                        AVANT! CORPORATION


                                        /s/ GERALD C. HSU
                                        ----------------------------------------
                                        Gerald C. Hsu
                                        Chairman, President, and Chief
                                        Executive Officer